SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2011 (March 7, 2011)

HQ GLOBAL EDUCATION INC.
(Exact name of registrant as specified in Charter)

Delaware	333-150385	26-1806348
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

  27th Floor, BOBO Fortune Center, No.368, South Furong Road
Changsha City, Hunan Province, 410007 PRC
(Address of Principal Executive Offices)

(86 731) 8782-8601
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statement

This Form 8-K and other reports filed by HQ Global Education Inc. (“HQ” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 7.01 REGULATION FD DISCLOSURE

HQ delivered a presentation at the 2011 Rodman & Renshaw Annual China Investment Conference (“Conference”) in Shanghai, China on March 7, 2011 (Beijing Time). A copy of the presentation materials used on the Conference is attached hereto as Exhibit 99.1 and Exhibit 99.2 which are incorporated herein by reference.

The information in this Form 8-K, including the presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

99.1	Presentation of HQ Global Education Inc.
99.2	Mr. Guangwen He’s speech for the presentation of HQ Global Education Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Global Education, Inc.

Date: March 15, 2011	By:	/s/ Guangwen He
Guangwen He
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Presentation of HQ Global Education Inc.
99.2	Mr. Guangwen He’s speech for the presentation of HQ Global Education Inc.